                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 4th day of June, 1999.



                            ESL PARTNERS, L.P.

                            By:    RBS Partners, L.P., its general partner
                            By:    ESL Investments, Inc., its general partner

                                   By:        /s/ EDWARD S. LAMPERT
                                      -----------------------------------------
                                              Edward S. Lampert
                                              Chief Executive Officer

                            ESL LIMITED

                            By:    ESL Investment Management, LLC,
                                   its investment manager

                                   By:        /s/ EDWARD S. LAMPERT
                                      -----------------------------------------
                                              Edward S. Lampert
                                              Managing Member

                            ESL INSTITUTIONAL PARTNERS, L.P.

                            By:    RBS Investment Management, LLC,
                                   its general partner

                                   By:        /s/ EDWARD S. LAMPERT
                                      -----------------------------------------
                                              Edward S. Lampert
                                              Managing Member

                            ACRES PARTNERS, L.P.

                            By:    ESL Investments, Inc., its general partner

                                   By:        /s/ EDWARD S. LAMPERT
                                      -----------------------------------------
                                              Edward S. Lampert
                                              Chief Executive Officer